As filed with the Securities and Exchange Commission on
                        October 17, 1996

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-A

        For Registration of Certain Classes of Securities
            Pursuant to Section 12(b) or 12(g) of the
                 Securities Exchange Act of 1934


                      COUNTRYWIDE CAPITAL I
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     (Exact name of registrant as specified in its charter)


             Delaware                       Applied For
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    (State of incorporation or           (I.R.S. Employer
          organization)                 Identification No.)


     c/o Countrywide Credit
         Industries, Inc.
      155 North Lake Avenue                    91101
       Pasadena, California
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 (Address of principal executive            (Zip Code)
             offices)


               COUNTRYWIDE CREDIT INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)


             Delaware                       13-2641992
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    (State of incorporation or           (I.R.S. Employer
          organization)                 Identification No.)


      155 North Lake Avenue
       Pasadena, California                    91101
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 (Address of principal executive            (Zip Code)
             offices)

Securities to be registered pursuant to Section 12(b) of the Act:


                                       Name of each exchange on
       Title of each class              which each class is to
       to be so registered                   be registered
       -------------------             -------------------------
  Countrywide Capital I                 New York Stock Exchange
  __% Cumulative Trust Originated
  Preferred Securities (and the
  Guarantee by Countrywide Credit
  Industries, Inc. with respect
  thereto)
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If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A.(c)(1), please check the following box.     [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2),
please check the following box.                           [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                              None
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                        (Title of class)

                 Exhibit Index Located at Page 2

Item 1.   Description of the Registrants' Securities to be
          Registered.
          ------------------------------------------------

          The __% Cumulative Trust Originated Preferred
Securities (the "Preferred Securities") of Countrywide Capital I, a statutory business trust created under the laws of Delaware, registered hereby represent undivided beneficial interests in the assets of Countrywide Capital I and are guaranteed (the "Guarantee") as to distributions and other payments by Countrywide Credit Industries, Inc., a Delaware corporation ("Countrywide," and together with Countrywide Capital I, the "Registrants"), to the extent set forth in the form of Preferred Securities Guarantee by Countrywide in favor of The Bank of New York, as Preferred Securities Guarantee Trustee, for the benefit of the holders of Preferred Securities, which is incorporated herein by reference to Exhibit 4.10 to the Registration Statement on Form S-3 (Registration Nos. 333-14111, 333-14111-01, 333-14111-
02 and 333-14111-03) (the "Registration Statement") of the Registrants, Countrywide Capital II and Countrywide Home Loans, Inc. ("CHL"), filed with the Securities and Exchange Commission (the "Commission") on October 15, 1996. The particular terms of the Preferred Securities and the Guarantee are described in the preliminary prospectus and preliminary prospectus supplement (collectively, the "Prospectus") which forms a part of the Registration Statement. The Prospectus and the form of Guarantee are incorporated by reference herein as set forth in Item 2 below. Such Prospectus, as may hereafter be amended and filed as part of an amendment to the Registration Statement or otherwise pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is hereby incorporated by reference.


Item 2.   Exhibits.
          --------

          The securities described herein are to be registered on the New York Stock Exchange (the "NYSE"), on which no other securities of Countrywide Capital I are registered. Countrywide's Common Stock, par value $.05 per share, is listed on the New York Stock Exchange. Accordingly, except as otherwise indicated, the following exhibits required in accordance with Part II to the Instructions as to exhibits on Form 8-A have been or will be duly filed with the New York Stock Exchange.

1. Preliminary Prospectus and Preliminary Prospectus Supplement pertaining to the offer and sale of the Preferred Securities, which forms a part of, and is incorporated by reference to, the Registration Statement.

2.        Certificate of Trust of Countrywide Capital I
          (incorporated by reference to Exhibit 4.1 to the Registration Statement).

3.        Form of Amended and Restated Declaration of Trust for
          Countrywide Capital I (incorporated by reference to
          Exhibit 4.5 to the Registration Statement).

4. Form of Preferred Security (incorporated by reference to Exhibit 4.8 to the Registration Statement).

5.        Form of Preferred Securities Guarantee between
          Countrywide, as Guarantor, and The Bank of New York, as
          Preferred Securities Guarantee Trustee (incorporated by reference to Exhibit 4.10 to the Registration
          Statement).

6. Form of Indenture among CHL, Countrywide and The Bank of New York, as Debt Securities Trustee (incorporated by reference to Exhibit 4.6 to the Registration
          Statement).

7.        Form of First Supplemental Indenture among CHL,
          Countrywide and The Bank of New York, as Trustee
          (incorporated by reference to Exhibit 4.7 to the Registration Statement).

8.        Form of Junior Subordinated Deferrable Interest
          Debenture (incorporated by reference to Exhibit 4.9 to the Registration Statement).



                            SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   October 17, 1996

                         COUNTRYWIDE CAPITAL I


                         By:  Countrywide Credit Industries, Inc.,
                              as Sponsor



                         By:  /s/Eric P. Sieracki
                              -----------------------------
                              Name:  Eric P. Sieracki
                              Title: Managing Director,
                                     Corporate Finance and
                                     Investor Relations


                            SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:   October 17, 1996

                         COUNTRYWIDE CREDIT INDUSTRIES, INC.


                         By:  /s/Eric P. Sieracki
                              -----------------------------
                              Name:  Eric P. Sieracki
                              Title: Managing Director,
                                     Corporate Finance
                                     and Investor Relations